Forward Air Corporation Earnings Presentation 3Q25 November 5, 2025

E a r n i n g s P r e s e n t a t i o n Statements & Disclaimers Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this presentation relate to: expectations regarding customer demand for services of Forward Air Corporation (“Forward,” “we,” “us” or “our”); our outlook on the freight market; our expectations regarding the benefits of the Omni acquisition, including the streamlining of duplicative internal systems such as our ERP systems; our projections with respect to revenue growth following the realization of such synergies; our goals to achieve sustainable growth and long-term profitability; our plans to transition to financial reporting by product and service, consisting of ground, intermodal, air and ocean, and warehousing and value-added services; our plans to improve and priority liquidity and cash generation; our expectations and beliefs regarding the strategic alternative process and our intentions with respect to our future disclosure on the process; our beliefs regarding the ability to drive sustainable growth amidst an uncertain macroeconomic landscape; the impact of tariffs on our business; and expectations regarding Forward's ability to execute on its plan to integrate Omni Logistics, including with respect to the goals related to our One Ground Network. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, the timing of our review of strategic alternatives; whether we will be able to identify or develop any strategic alternatives to its strategic plan as a standalone company; our ability to execute on material aspects of any strategic alternatives that are identified and pursued; whether we can achieve the potential benefits of any strategic alternatives or our strategic plan as a standalone company, our ability to achieve the expected strategic, financial and other benefits of the acquisition of Omni Logistics, including the realization of expected synergies and the achievement of deleveraging targets within the expected timeframes or at all, the risk that the businesses will not be integrated successfully or that integration may be more difficult, time- consuming or costly than expected, the risk that operating costs, customer loss, management and employee retention and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) as a result of the acquisition of Omni Logistics may be greater than expected, continued weakening of the freight environment, future debt and financing levels, our ability to deleverage, including, without limitation, through capital allocation or divestitures of non-core businesses, our ability to secure terminal facilities in desirable locations at reasonable rates, more limited liquidity than expected which limits our ability to make key investments, the creditworthiness of our customers and their ability to pay for services rendered, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, our inability to manage our information systems and inability of our information systems to handle an increased volume of freight moving through our network, the occurrence of cybersecurity risks and events, market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition, and pricing pressure, evolving macroeconomic factors, including the imposition of additional tariffs, potential escalation from trading partners, the uncertainty surrounding trade policy, including the extent to which increased tariffs will affect our operations and strategic plan, and our limited visibility into the impact of tariffs on third-party shipments, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We caution readers that any forward-looking statement made by us in this presentation is based only on information currently available to us and they should not place undue reliance on these forward-looking statements, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law. Non-GAAP Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included Adjusted EBITDA, Adjusted EBITDA Margin %, Consolidated EBITDA, Consolidated EBITDA Margin %, Net Leverage Ratio, Net Debt, Reported EBITDA, Reported EBITDA Margin %, LTM Reported EBITDA, LTM Reported EBITDA Margin, Unlevered Free Cash Flow, Operating Cash Flow, Excluding Impairment of Goodwill, each a non-GAAP financial measure (each, a “Non-GAAP Measure”), in this presentation. The reconciliation of each Non-GAAP Measure to the most directly comparable financial measure calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because each Non-GAAP Measure excludes certain items as described herein, it may not be indicative of the results that Forward expects to recognize for future periods. As a result, each Non-GAAP Measure should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. The Company is also providing Consolidated EBITDA, Liquidity, and Net Leverage Ratio calculated in accordance with Forward’s credit agreement as we believe it provides investors with important information regarding our liquidity, financial condition and compliance with our obligations under our credit agreement. 2

01 Combined Overview 02 3Q25 Results 03 Liquidity, Leverage and Cash Flow 04 Investment Rationale 05 Closing Summary 06 Appendix E a r n i n g s P r e s e n t a t i o n Agenda 3

E a r n i n g s P r e s e n t a t i o n Combined Overview 4

C o m b i n e d O v e r v i e w Who We Are: A Story of Transformation and Excellence Our Heritage Forward Air's revolutionary expedited ground freight network, established in 1981, and Omni’s innovative logistics solutions, founded in 2000, represent decades of excellence in logistics innovation. Our Combined Strength Together, we have created a logistics powerhouse that combines Forward Air's robust North American LTL network with Omni's global logistics solutions, delivering unprecedented value and capabilities to our customers. Our Future This strategic union positions us as a leading force in global logistics, offering comprehensive solutions that span continents and streamline supply chains. 5

C o m b i n e d O v e r v i e w By the Numbers $2.5B FY 2024 Revenue $308M FY 2024 CEBITDA1 6K+ Total Employees 2K Freight Handlers2 4M+ Total Shipments3 0.1% Claims Ratio4 250+ Global Facilities 21 Countries 6 1. Consolidated EBITDA (“CEBITDA”). Reconciliation of Non-GAAP financial measures available in the Appendix. 2. Freight handlers included in Total Employees. 3. Total Ground, Intermodal, Air and Ocean shipments per year managed by Expedited Freight, Intermodal, and Omni segments. 4. Combined claims ratio for Expedited Freight and Omni. Calculated as claims amount paid divided by revenue for FY24. All figures for FY24

Ground Transportation Air & Ocean Forwarding Intermodal Drayage Warehousing/Value-Added Service • Expedited Less Than Truckload (LTL) Services • Full Truckload (FTL) Shipping • Brokerage Services • Pickup and Delivery • Cross border trucking services • Container Freight Station • Flatbed transportation • Oversized and specialized equipment • High Value Cargo • Hand Carry • Next Flight Out /Time Critical/ Hand Carry • Express Air - 3 to 5 day • Economy Air - 5 to 8 day • Air Charter • Full Container Load (FCL) • Less than Container Load (LCL) • Multimodal Air/Ocean/Ground Freight Solutions • Project cargo (oversized/non- containerized) • Nationwide port and rail drayage of domestic and international containers • Secured container storage • Rail intermodal (domestic and international containers) • Yard hostling / jockey services • Focus on high value, supply chain solutions • Servicing high-tech, data center, medical and complex verticals for supply chain and end customer distribution • End-to-end capability for reverse logistics solutions including in-house sorting and repairs • Product testing • Wholesale fulfillment – Pick and pack • eCommerce fulfillment services Customs Brokerage Free Trade Zone and Bonded Warehouse C o m b i n e d O v e r v i e w Our key product groups provide end-to-end capabilities 7 4M+ Shipments ~ 70% of revenue 250K+ Shipments 4M+ Global warehousing sqft. Legacy Forward Expedited Freight and Intermodal, and Omni Logistics ground freight Omni Logistics air and ocean forwarding, warehousing & distribution and value-added service All figures for FY24 80K+ Shipments ~ 12% of revenue ~ 9% of revenue ~ 9% of revenue

C o m b i n e d O v e r v i e w Differentiated and diversified solutions 8 Reporting Segments Expedited Freight Omni Logistics Intermodal Combined Ke y Pr od uc t G ro up s Ground Transportation C us to m s Intermodal Drayage Air / Ocean Forwarding Warehousing / VAS Countries1 3 21 1 21 Global presence in key high demand locations Diversified portfolio of vertically- integrated solutions 1. Countries with leased or owned properties. All figures for FY24

C o m b i n e d O v e r v i e w Scalable global footprint 1. Approximated split based on consolidated FY24 revenues by country from shipments directly transported under our control. 9 ~88% ~4% ~7% <1% United States Americas (ex U.S.) APAC EMEA • ~12% of revenue generated outside of the United States.1 • 250+ global facilities in 21 countries. • No single customer represents more than 10% of revenue. • Top 10 customers account for ~24% of revenue. FY24 Revenue % by Customer Region1 All figures for FY24

E a r n i n g s P r e s e n t a t i o n 3Q25 Results 10

3 Q 2 5 R e s u l t s 3Q25 Highlights 3Q25 $632 Revenue $15 Operating Income $78 Consolidated EBITDA1 12.3% Margin $413 Liquidity 5.5x LTM Net Leverage2 11 1. Reconciliation of Non-GAAP financial measures available in the Appendix. 2. Calculated pursuant to Senior Secured Loan Credit Agreement. Details in the Liquidity, Leverage and Cash Flow section of this presentation. In millions, except for LTM Net Leverage

$656 $633 $613 $619 $632 3Q24 4Q24 1Q25 2Q25 3Q25 3 Q 2 5 R e s u l t s | C o n s o l i d a t e d Consolidated Results by Quarter 1. Reconciliation of Non-GAAP financial measures available in the Appendix. Calculated pursuant to the Senior Secured Loan Credit Agreement. 2. Reflects Consolidated EBITDA reported in previous quarters. Amounts were updated to reflect pro forma EBITDA add-backs of cost savings initiatives. Revenue Consolidated EBITDA1 & Consolidated EBITDA Margin %1 12 In millions, except for margin 2 22 $86 $72 $72 $77 $78 13.1% 11.4% 11.7% 12.4% 12.3% 3Q24 4Q24 1Q25 2Q25 3Q25 2 2 2

3 Q 2 5 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment Results by Quarter 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Excludes impairment of goodwill. Segment Revenue1 Reported EBITDA2 & Reported EBITDA Margin2 13 In millions, except for margin $285 $266 $249 $258 $259 3Q24 4Q24 1Q25 2Q25 3Q25 $30 $18 $26 $30 $30 10.4% 6.6% 10.4% 11.6% 11.5% 3Q24 4Q24 1Q25 2Q25 3Q25

3 Q 2 5 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment: Continued pricing and margin improvement 14 Revenue per CWT, ex fuel1,2 & Reported EBITDA Margin3 Revenue per Shipment, ex fuel1,2 & Reported EBITDA Margin3 $24.09 $23.74 $24.76 $24.82 $24.98 10.4% 6.6% 10.4% 11.6% 11.5% 3Q24 4Q24 1Q25 2Q25 3Q25 Revenue per CWT, ex fuel Reported EBITDA Margin +5.2% $207 $203 $208 $209 $210 10.4% 6.6% 10.4% 11.6% 11.5% 3Q24 4Q24 1Q25 2Q25 3Q25 Revenue per Shipment, ex fuel Reported EBITDA Margin +3.0% 1. Excludes accessorial and Truckload products. 2. Includes intercompany revenue between the Network and Truckload revenue streams. 3. Reconciliation of Non-GAAP financial measures available in the Appendix. • Corrective pricing action implemented in 4Q24. • Sequential and year-over-year pricing improvement. • 490 bps margin growth since implementing in 4Q24.

3 Q 2 5 R e s u l t s | E x p e d i t e d F r e i g h t Financial Results 3Q 2025 3Q 2024 Change Revenue $259 $285 (9.2%) Operating Income $19 $19 0.9% Operating Ratio 92.5% 93.2% 0.7% Reported EBITDA $30 $30 (0.5%) Reported EBITDA Margin 11.5% 10.4% 1.1% 11.4 LTL Shipments per Workday1 LTL Tonnage per Workday1 LTL Revenue per Shipment ex-fuel 9,570 $210 In millions, except for margin 15 1. In thousands

0.18% 0.14% 0.12% 0.13% 0.13% 0.15% 0.12% 2021 2022 2023 2024 1Q25 2Q25 3Q25 3 Q 2 5 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment: Continued superior service following acquisition 16 Omni acquisition Expedited Freight Segment Claims Ratio1 • Industry-leading claims ratio of ~0.1%. • Superior service to 96% of all continental United States zip codes. • Maintaining priority focus on customer service during integration and transformation. 1. Expedited Freight segment only. Calculated as claims amount paid divided by revenue.

3 Q 2 5 R e s u l t s | O m n i L o g i s t i c s Omni Logistics Segment Results by Quarter Reported EBITDA2 & Reported EBITDA Margin %2Segment Revenue1 17 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Excludes impairment of goodwill. $335 $326 $323 $328 $340 3Q24 4Q24 1Q25 2Q25 3Q25 In millions, except for margin $27 $32 $26 $30 $33 8.0% 9.8% 7.9% 9.0% 9.6% 3Q24 4Q24 1Q25 2Q25 3Q25

Financial Results 3Q 2025 3Q 2024 Change Revenue $340 $335 1.5% Operating Income $10 $1 758.2% Operating Ratio 97.1% 99.7% (2.6%) Reported EBITDA $33 $27 1 21.9% Reported EBITDA Margin 9.6% 8.0% 1 1.6% 3 Q 2 5 R e s u l t s | O m n i L o g i s t i c s In millions, except for margin 18 1. Reported EBITDA and Reported EBITDA Margin shown excluding impairment of goodwill.

3 Q 2 5 R e s u l t s | I n t e r m o d a l Intermodal Segment Results by Quarter 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Reported EBITDA2 & Reported EBITDA Margin %2Segment Revenue1 $57 $60 $62 $59 $58 3Q24 4Q24 1Q25 2Q25 3Q25 In millions, except for margin 19 $9 $10 $10 $9 $8 15.1% 17.5% 16.4% 15.1% 14.5% 3Q24 4Q24 1Q25 2Q25 3Q25

Financial Results 3Q 2025 3Q 2024 Change Revenue $58 $57 1.6% Operating Income $4 $4 0.3% Operating Ratio 93.0% 92.9% (0.1%) Reported EBITDA $8 $9 (2.2%) Reported EBITDA Margin 14.5% 15.1% (0.6%) 60,976 Drayage Shipments Drayage Revenue per Shipment $864 3 Q 2 5 R e s u l t s | I n t e r m o d a l 20

E a r n i n g s P r e s e n t a t i o n Liquidity, Leverage and Cash Flow 21

$81 $42 $46 $52 $79 3Q24 4Q24 1Q25 2Q25 3Q25 L i q u i d i t y , L e v e r a g e a n d C a s h F l o w Resilient cash generation despite freight recession 1. Non-GAAP financial metrics. “Operating Cash Flow” and “Unlevered Free Cash Flow” represent the change in Unrestricted Cash less discrete items identified on this slide. 2. Totals may not foot due to rounding. 22 • Operating cash flow improved by $27M sequentially over the prior quarter • Asset-light business model with meaningful upside as cost savings measures are recognized Operating Cash Flow1 In millions +$27M Qtr.-over-Qtr. 3Q24 4Q24 1Q25 2Q25 3Q25 Change in Unrestricted Cash $52 ($32) $11 ($21) $45 (+) Debt Service 27 64 25 59 24 (-) LC Release (19) (2) 0 0 0 Unlevered Free Cash Flow1 $60 $31 $37 $38 $70 (+) Professional Fees 22 12 9 14 10 (+) Earnouts & Purchase Price Adjustments 0 0 0 0 0 Operating Cash Flow1 $81 $42 $46 $52 $79

3Q25 & YTD Cash Bridge 23 • Operating cash flow1 of $79M in 3Q25. • Unrestricted cash balance increased $45M from 2Q25 to 3Q25. • Operating cash flow1 of $176M YTD 2025. $95 $79 ($24) ($10) $140 $105 $176 ($108) ($33) $140 6/30 Unrestricted Cash Balance Operating Cash Flow1 Debt Service Professional Fees 9/30 Unrestricted Cash Balance 3Q25 1/31 Unrestricted Cash Balance Operating Cash Flow1 Debt Service Professional Fees 9/30 Unrestricted Cash Balance YTD25 1. Non-GAAP financial metric. “Operating Cash Flow” represents the change in Unrestricted Cash less discrete items identified on this slide. L i q u i d i t y , L e v e r a g e a n d C a s h F l o w

$322 $277 $277 $273 $273 $122 $86 $101 $79 $123 $2 $0 <$1 <$1 $15 $19 $15 $16 $17 3Q24 4Q24 1Q25 2Q25 3Q25 L i q u i d i t y , L e v e r a g e a n d C a s h F l o w Liquidity and Leverage Net Leverage1 Net Leverage Ratio1 Required Covenant Leverage Ratio1 Net Cash1,3 Revolving Credit Facility4 Restricted Cash Deduction Foreign Subsidiary Deduction * 24 * * * * 1. Calculated pursuant to Senior Secured Loan Credit Agreement. Figures are as previously reported to lenders. 2. Includes Term Loan, Senior Secured Notes, and Revolving Credit Facility, excludes finance leases. 3. Excludes foreign subsidiaries and restricted cash. 4. Undrawn revolver balance. 5. Totals may not foot due to rounding. In millions 5.4x 5.5x 5.3x 5.7x 5.5x 6.75x 3Q24 4Q24 1Q25 2Q25 3Q25 Liquidity5 $460 $382 $393 $368 $413 Gross Cash* $138 $105 $117 $95 $140 in millions 3Q24 4Q24 1Q25 2Q25 3Q25 Term Loan B $1,045 $1,045 $1,045 $1,045 $1,045 Senior Sec. Notes $725 $725 $725 $725 $725 First Lien Debt2 $1,770 $1,770 $1,770 $1,770 $1,770 Net Cash1,3 122 86 101 79 123 Net Debt 1,648 1,684 1,669 1,691 1,647 Consolidated LTM EBITDA1 307 308 313 298 299 Net Leverage Ratio1 5.4x 5.5x 5.3x 5.7x 5.5x

L i q u i d i t y , L e v e r a g e a n d C a s h F l o w No debt maturities over the next 5 years 1. Credit Facility undrawn as of 9/30/2025 other than $27 million letters of credit issued through facility. 25 $300 $1,045 $725 2025 2026 2027 2028 2029 (Jan) 2030 (Dec) 2031 (Oct) Revolving Credit Facility First Lien Term Loan Senior Secured Notes No Long-Term Debt Maturities Until December 2030 Debt maturities by year In millions

E a r n i n g s P r e s e n t a t i o n Investment Rationale 26

I n v e s t m e n t R a t i o n a l e Laying the foundation for future profitable growth Strong brand, customer value proposition and loyalty Robust North American LTL network with international logistics capabilities Superior service with consistently low claims ratio of 0.1%1 Differentiated and diversified solutions with global scale Highly customizable and specialized service offering of vertically-integrated solutions Scalable growth with over 250 global facilities in 21 countries Rationalized cost structure poised for profitable growth Asset-light business model with normalizing free cash flow generation Realized over $100M in annualized cost savings2 27 1. Combined claims ratio for Expedited Freight and Omni as of FY24. Calculated as claims amount paid divided by revenue for FY24. 2. Since closing the Omni acquisition.

4.4% 4.4% 7.3% 7.8% 7.4% 31.7% 19.4% 15.2% 14.7% 9.8% 7.6% 10.4% 8.7% 5.6% 5.2% 5.0% 0.8% 16.0% 13.9% 12.9% 12.7% 11.3% 8.2% 3Q24 4Q24 1Q25 2Q25 3Q25 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 I n v e s t m e n t R a t i o n a l e Meaningful upside as we close margin gap with peers 1. For comparability purposes, Reported EBITDA Margin is calculated as Operating Income plus depreciation & amortization and impairment of goodwill. 2. Using 2Q25 LTM figures for peers and Forward Air segments. 3. Segment averages are weighted based on revenue (excludes Forward segments). 4. Reconciliation of Non-GAAP financial measures available in the Appendix. 17.7% Average3 5.4% Average3 11.8% Average3 28 Forward Consolidated Less-than-Truckload 3PL / Freight Forwarders Truckload / Intermodal LTM Reported EBITDA margin1,4 LTM 2Q25 Peer and Forward Segment Reported EBITDA Margin1,2 Ex pe di te d Fr ei gh t O m ni Lo gi st ic s In te rm od al C om bi ne d LTM 2Q25 Peers versus FWRD by segment

E a r n i n g s P r e s e n t a t i o n Closing Summary 01 Delivering exceptional service, performance, and partnership 02 Omni achieved highest revenue and Reported EBITDA, excluding the impact of goodwill, since acquisition 03 Continued pricing and margin improvement in Expedited Freight 04 Intermodal continues to deliver sold results 05 Resilient operating cash flow generation despite freight recession 06 Seeing the benefits of diversified product portfolio 29

E a r n i n g s P r e s e n t a t i o n Appendix 30

A p p e n d i x Net Income to Adjusted and Consolidated EBITDA Reconciliation 31 1. Non-GAAP financial measure. 2. Totals may not foot due to rounding. In millions, except for LTM Net Leverage Adjusted & Consolidated EBITDA Reconciliation 3Q24 4Q24 1Q25 2Q25 3Q25 LTM (9/30/2025) Net (loss) income from continuing operations ($34) ($35) ($61) ($20) ($24) ($141) Interest expense 53 48 46 45 45 184 Income tax (benefit) expense 1 67 20 (17) 0 70 Depreciation and amortization 26 38 37 37 38 150 Reported EBITDA1,2 $46 $118 $41 $45 $59 $263 Impairment of goodwill 15 (79) -- -- -- (79) Transaction and integration costs (1) 10 14 6 6 36 Change in TRA Liability -- -- -- 7 (6) 1 Severance costs 3 2 2 1 3 7 Optimization project costs -- 10 1 1 1 13 Other 13 2 11 14 12 40 Adjusted EBITDA1,2 $76 $63 $69 $74 $75 $281 Pro forma synergies 5 1 -- -- -- 1 Pro forma savings 6 5 -- -- -- 5 Adjusted EBITDA Excluding Cost Reduction1,2 $86 $69 $69 $74 $75 $287 3Q 2025 Cost Reduction Initiatives -- 3 3 3 3 12 Consolidated EBITDA1,2 $86 $72 $72 $77 $78 $299 Consolidated First Lien Indebtedness 1,770 Net Cash & Cash Equivalents (123) Net Debt $1,647 Consolidated First Lien Net Leverage Ratio 5.5x

A p p e n d i x Segment Performance – Expedited Freight 32 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. In millions, except for margin Expedited Freight1,2 3Q24 4Q24 1Q25 2Q25 3Q25 LTM 2Q25 LTM 3Q25 Operating revenue $285 $266 $249 $258 $259 $1,058 $1,032 Operating expenses Purchased transportation 140 136 121 124 125 521 507 Salaries, wages, and employee benefits 59 57 53 54 54 223 218 Operating leases 16 18 15 17 16 66 67 Depreciation and amortization 10 10 10 10 10 42 41 Insurance and claims 12 10 10 11 10 43 42 Fuel expense 2 3 2 3 2 10 10 Other operating expenses 26 24 22 19 21 91 86 Total operating expenses 265 259 234 238 239 996 970 Income (loss) from operations $19 $7 $16 $20 $19 $62 $62 (+) Depreciation and amortization 10 10 10 10 10 42 41 Reported EBITDA $30 $18 $26 $30 $30 $103 103 Reported EBITDA Margin % 10.4% 6.6% 10.4% 11.6% 11.5% 9.8% 10.0%

A p p e n d i x Segment Performance – Omni Logistics 33 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. 3. Reported EBITDA and Reported EBITDA Margin shown excluding impairment of goodwill. In millions, except for margin Omni Logistics1,2 3Q24 4Q24 1Q25 2Q25 3Q25 LTM 2Q25 LTM 3Q25 Operating revenue $335 $326 $323 $328 $340 $1,312 $1,317 Operating expenses Purchased transportation 195 183 186 185 196 749 750 Salaries, wages, and employee benefits 55 54 57 62 58 228 231 Operating leases 28 23 27 26 30 103 106 Depreciation and amortization 11 23 22 22 23 78 90 Insurance and claims 3 4 3 1 (0) 11 8 Fuel expense 1 1 1 1 1 4 4 Other operating expenses 26 29 25 24 22 103 99 Impairment of goodwill 15 (79) - - - (64) (79) Total operating expenses 333 237 320 321 330 1,212 1,208 Income (loss) from operations $1 $89 $3 $7 $10 $100 $109 (+) Impairment of goodwill 15 (79) - - - (64) (79) Adjusted income (loss) from operations $16 $9 $3 $7 $10 $36 $30 (+) Depreciation and amortization 11 23 22 22 23 78 90 Reported EBITDA3 $27 $32 $26 $30 $33 $114 $120 Reported EBITDA Margin %3 8.0% 9.8% 7.9% 9.0% 9.6% 8.7% 9.1%

A p p e n d i x Segment Performance – Intermodal 34 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. In millions, except for margin Intermodal1,2 3Q24 4Q24 1Q25 2Q25 3Q25 LTM 2Q25 LTM 3Q25 Operating revenue $57 $60 $62 $59 $58 $239 $240 Operating expenses Purchased transportation 18 19 20 20 19 77 78 Salaries, wages, and employee benefits 15 14 16 15 14 60 60 Operating leases 6 6 6 5 6 23 24 Depreciation and amortization 5 5 5 5 4 18 18 Insurance and claims 3 2 3 3 3 11 11 Fuel expense 2 2 2 2 2 8 8 Other operating expenses 6 5 5 4 5 21 20 Total operating expenses 53 54 57 55 54 219 220 Income (loss) from operations $4 $6 $6 $4 $4 $20 $20 (+) Depreciation and amortization 5 5 5 5 4 18 18 Reported EBITDA $9 $10 $10 $9 $8 $38 $38 Reported EBITDA Margin % 15.1% 17.5% 16.4% 15.1% 14.5% 16.0% 15.9%

A p p e n d i x Consolidated LTM Financials by Quarter 35 1. Totals may not foot due to rounding. 2. Reported EBITDA and Reported EBITDA Margin shown excluding impairment of goodwill. In millions, except for margin Consolidated1 LTM 3Q24 LTM 4Q24 LTM 1Q25 LTM 2Q25 LTM 3Q25 Operating revenue $2,180 $2,474 $2,546 $2,521 $2,497 Operating expenses Purchased transportation 1,081 1,251 1,278 1,260 1,243 Salaries, wages, and employee benefits 478 536 549 551 569 Operating leases 155 182 192 195 199 Depreciation and amortization 124 144 150 138 150 Insurance and claims 56 65 67 68 63 Fuel expense 21 21 22 21 21 Other operating expenses 293 310 252 230 215 Impairment of goodwill 1,107 1,028 1,028 (64) (79) Total operating expenses 3,316 3,537 3,538 2,398 2,382 Income (loss) from operations ($1,136) ($1,063) ($992) $123 $115 (+) Impairment of goodwill 1,107 1,028 1,028 (64) (79) Adjusted income (loss) from operations ($28) ($35) $36 $59 $36 (+) Depreciation and amortization 124 144 150 138 150 Reported EBITDA2 $96 $109 $186 $196 $186 Reported EBITDA Margin %2 4.4% 4.4% 7.3% 7.8% 7.4%

A p p e n d i x Expedited Freight Segment Operating Metrics 36 Shipments per Day1 Weight per Shipment Revenue per Shipment, excluding fuel1,2 In thousands In pounds (4.8)% 1.4% 3.4% (2.3)% (9.0)% (10.9)% (15.4)% (12.3)% YoY % change 11.3% 7.4% 2.5% 4.5% 5.0% 1.6% 2.7% (1.9)% YoY % change 2.4% 0.7% 3.7% 4.0% 4.0% 4.1% 4.6% 1.6% YoY % change 1. Excludes assessorial and Truckload products. 2. Includes intercompany revenue between the Network and Truckload revenue streams. 13.4 12.9 13.6 13.0 12.2 11.5 11.5 11.4 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 815 827 821 858 856 840 843 841 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 $195 $200 $200 $207 $203 $208 $209 $210 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25

Forward Air Corporation (NASDAQ: FWRD) IR Contact | Tony Carreño investorrelations@forwardair.com https://ir.forwardaircorp.com